                                                                   EXHIBIT 10.15


                                   AMENDMENT
                                      TO
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

          This Amendment to Loan and Security Agreement is entered into as of July 30, 1999 (the "Amendment"), by and between IMPERIAL BANK ("Bank") and NVIDIA CORPORATION ("Borrower").

                                   RECITALS
                                   --------

          Borrower and Bank are parties to that certain Loan and Security Agreement dated as of September 3, 1998, as amended (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

          NOW, THEREFORE, the parties agree as follows:

     1. Certain defined terms in Section 1.1 of the Agreement are hereby added or amended to read as follows:

          "Borrowing Base" means an amount equal to eighty percent (80%) of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower.

          "Committed Revolving Line" means a credit extension of up to Ten Million Dollars ($10,000,000).

          "Credit Extension" or "Credit Extensions" means an Advance, a Letter of Credit or other extension of credit under this Agreement.

          "Revolving Maturity Date" means July 29, 2000.

     2. Clause (i) of the defined term "Eligible Accounts" is amended to read as follows

                         "(i) Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrower exceed twenty percent (20%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except that the concentration limit for Accounts owing from each of STB Systems, Inc., Diamond Multimedia Systems, Inc., Intel and Creative Labs shall be fifty percent (50%). Increases to the concentration limit will be considered for approval by Bank on a case by case basis;"

     3. The reference in clause (g) of the defined term "Permitted Investments" to $200,000 is amended to read "$500,000."

     4.   Sections 2.1 is amended to read as follows:

          2.   Loan And Terms Of Payment.
               -------------------------

          2.1  Credit Extensions.
               -----------------

          Borrower promises to pay to the order of Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower hereunder. Borrower shall also pay interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof.

               2.1.1  Revolving Advances.
                      ------------------

          (a) Subject to and upon the terms and conditions of this Agreement, Borrower may request Advances in an aggregate outstanding amount not to exceed the lesser of the Committed Revolving Line. At any time the Credit Extensions exceed Five Million Dollars ($5,000,000), then, subject to and upon the terms and conditions of this Agreement, Borrower may request Advances in an aggregate outstanding amount not to exceed the lesser of (i) the Committed Revolving Line or (ii) the Borrowing Base, minus, in each case, the face amount of outstanding Letters of Credit, including any drawn but unreimbursed Letters of Credit and the FX Reserve. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this
     Section 2.1.1 may be repaid and reborrowed at any time prior to the Revolving Maturity Date, at which time all Advances under this Section
     2.1.1 shall be immediately due and payable. Borrower may prepay any Advances without penalty or premium.

          (b) Whenever Borrower desires an Advance, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit B hereto. Bank is authorized to make
                               ---------
     Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1.1 to Borrower's deposit account.

               2.1.2  Letters of Credit Sublimit Under the Revolving Facility.
                      -------------------------------------------------------

          (a) Subject to the terms and conditions of this Agreement, Bank agrees to issue or cause to be issued letters of credit (each a "Letter of Credit," collectively, the "Letters of Credit") for the account of Borrower in an aggregate face amount not to exceed the lesser of the following (i)
     (A) the lesser of the Committed Revolving Line or the Borrowing Base (when the Borrowing Base is applicable), minus (B) the sum of the then outstanding principal balance of the Advances, the Foreign Exchange Reserve and the face amount of outstanding Letters of Credit, or (ii) Five Million
                                                           --
     Dollars ($5,000,000). Each such Letter of Credit shall have an expiry date no later than the Revolving Maturity Date; provided that the expiry date may be up to 90 days after the Revolving Maturity Date as long as Borrower secures its reimbursement and other obligations in connection with any Letter of Credit outstanding after such date with cash on terms reasonably acceptable to Bank. All such Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of application and letter of credit agreement. All amounts actually paid by Bank in respect of a Letter of Credit shall, when paid, constitute an Advance under this Agreement.

          (b) The obligation of Borrower to immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit, under all circumstances whatsoever. Borrower shall indemnify, defend, protect, and hold Bank harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any Letters of Credit.

          (c) Borrower may request that Bank issue a Letter of Credit payable in a currency other than United States Dollars. If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as an advance to Borrower of the equivalent of the amount thereof (plus cable charges) in United States currency at the then prevailing rate of exchange in San Francisco, California, for sales of that other currency for cable transfer to the country of which it is the currency. Upon the issuance of any Letter of Credit payable in a currency other than United States Dollars, Bank shall create a reserve under the Committed Revolving Line for Letters of Credit against fluctuations in currency exchange rates, in an amount equal to ten percent (10%) of the face amount of such Letter of Credit. The amount of such reserve may be amended by Bank from time to time to account for fluctuations in the exchange rate. The availability of funds under the Committed Revolving Line shall be reduced by the amount of such reserve for so long as such Letter of Credit remains outstanding.

               2.1.3  Foreign Exchange Sublimit.  If there is availability under
                      -------------------------
     the Committed Revolving Line, then Borrower may enter in foreign exchange contracts with the Bank under which Borrower commits to purchase from or sell to Bank a set amount of foreign currency more than one business day after the contract date (the "FX Contract") or treat such settlement as an Advance under the Revolving Committed Line. Bank will subtract 10% of each outstanding FX Contract (the "FX Reserve") from the foreign exchange sublimit, which is a maximum of $5,000,000 (the "FX Sublimit"). Bank may terminate the FX Contracts if an Event of Default occurs. All FX Contracts shall be subject to Bank's then standard terms and conditions.

     5.   Section 2.3(a) is hereby amended in its entirety to read as follows:

          (a)  Interest Rates.  Except as set forth in Section 2.3(b), the
               --------------
     Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to the Prime Rate.

     6.   Section 4.1 is amended to read as follows:

          4.1  Springing Lien.   Borrower grants Bank a continuing security
               --------------
     interest in all currently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of all Obligations and in order to secure prompt performance by Borrower of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the Collateral. Borrower shall from time to time execute and deliver to Bank, at the request of Bank, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interest in the Collateral. Notwithstanding any provision of this Section 4.1 to the contrary, the grant of security interest hereunder shall be effective only until Borrower settles litigation outstanding against Borrower to Bank's satisfaction. Upon such settlement, the grant shall not be effective unless or until an Event of Default occurs, at which time such grant shall automatically be effective and Bank shall have the right to file with the California Secretary of State or such other appropriate government office the financing statement on Form UCC-1 and the Intellectual Property Security Agreement delivered in connection with this Amendment. Bank shall otherwise retain such financing statement and Intellectual Property Security Agreement in its offices.

     7.   Section 6.3 is hereby amended to read as follows:

          6.3. Financial Statements, Reports, Certificates.  Borrower shall
               -------------------------------------------
     deliver to Bank: (a) within five (5) days of filing, copies of all financial statements and reports sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (b) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000) or more; and (c) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

          Within fifteen (15) days after the last day of each month in which the outstanding Credit Extensions exceed $5,000,000 (and at least seven days prior to requesting Credit Extensions that would cause the outstanding Credit Extensions to exceed $5,000,000), Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings of accounts
                 ---------
     receivable and accounts payable.


          When there are outstanding Credit Extensions, Borrower shall deliver to Bank a Compliance

     Certificate signed by a Responsible Officer in substantially the form of Exhibit D within fifty (50) days after the end of each of the first three
     ---------
     fiscal quarters of each fiscal year and within one-hundred twenty (120) days after the end of each fiscal year. When there are no outstanding Credit Extensions, Borrower shall deliver to Bank a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit D as a
                                                                  ---------
     condition to requesting any Credit Extensions.

          Bank shall have a right to audit the Collateral at any time that outstanding Credit Extensions exceed $5,000,000, provided such audit shall occur not more than annually as long as an Event of Default has not occurred and is continuing.

     8. Sections 6.8 through 6.10 are hereby amended in their entirety to read as follows:

          6.8   Quick Ratio. Borrower shall maintain, as of the last day of each
                -----------
     fiscal quarter, a ratio of Quick Assets to Current Liabilities, of not less than 1.25 to 1.00. In calculating compliance with this Section and Section 6.9, all indirect borrowings not already accounted for on Borrower's balance sheet shall be deemed a liability. All indirect borrowings already accounted for on Borrower's balance sheet shall not be deemed a liability.

          6.9   Total Liabilities-Tangible Net Worth.  Borrower shall maintain,
                ------------------------------------
     as of the last day of each fiscal quarter, a ratio of Total Liabilities to Tangible Net Worth of not more than 1.0 to 1.0.

          6.10  Profitability.  Borrower shall have a net income, less any
                -------------
     capitalized software development costs not already expensed, after taxes, of at least One Dollar ($1.00) for each fiscal quarter.

     9.   Section 6.11 is hereby deleted from the Agreement in its entirety.

     10. The Borrowing Base Certificate to be delivered after the date of this Amendment shall be in substantially the form of Exhibit C hereto.
                                                ---------

     11. The Compliance Certificate to be delivered after the date of this Amendment shall be in substantially the form of Exhibit D hereto.
                                                ---------

     12. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

     13. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

     14. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     15. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

          (a)  this Amendment, duly executed by Borrower;

          (b) a non-refundable loan fee of Fifteen Thousand Dollars ($15,000), plus all Bank Expenses incurred through the date of this Amendment;

          (c)  Corporate Resolutions to Borrow; and

          (d) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

               IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                        NVIDIA CORPORATION


                                        By:____________________________________

                                        Title:_________________________________

                                        IMPERIAL BANK


                                        By:____________________________________

                                        Title:_________________________________

                                   EXHIBIT B
                                   ---------

                  LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

          DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., Pacific Time

TO:  EMERGING GROWTH INDUSTRIES                    DATE: _______________________

FAX#:  (650) 233-3020                              TIME: _______________________

--------------------------------------------------------------------------------

FROM:  NVIDIA Corporation
       -------------------------------------------------------------------------
                            CLIENT NAME (BORROWER)

REQUESTED BY:___________________________________________________________________
                           AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE:___________________________________________________________

PHONE NUMBER:___________________________________________________________________

FROM ACCOUNT # ________________     ACCOUNT #___________________________________

REQUESTED TRANSACTION TYPE          REQUEST DOLLAR AMOUNT
--------------------------          ---------------------

PRINCIPAL INCREASE (ADVANCE)        $___________________________________________
PRINCIPAL PAYMENT (ONLY)            $___________________________________________
INTEREST PAYMENT (ONLY)             $___________________________________________
PRINCIPAL AND INTEREST (PAYMENT)    $___________________________________________
OTHER INSTRUCTIONS:_____________________________________________________________
________________________________________________________________________________

     All representations and warranties of Borrower stated in the Loan Agreement are true, correct and complete in all material respects as of the date of the telephone request for and Advance confirmed by this Payment / Advance Form; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 BANK USE ONLY
TELEPHONE REQUEST:
-----------------

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

___________________________________    _______________________________________
      Authorized Requester                             Phone #

      Authorized Requester                             Phone #
___________________________________    _______________________________________

              ___________________________________________________
                          Authorized  Signature (Bank)
--------------------------------------------------------------------------------

                                   EXHIBIT C
                          BORROWING BASE CERTIFICATE

--------------------------------------------------------------------------------------------------------------

Borrower:  NVIDIA Corporation
Commitment Amount: $10,000,000 (Applies only when Credit Extensions exceed $5,000,000)

--------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE
     1.   Accounts Receivable Book Value as of _______                               $__________________
     2.   Additions (please explain on reverse)                                      $__________________
     3.   TOTAL ACCOUNTS RECEIVABLE                                                  $__________________

          ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
     4.   Amounts over 90 days due                                   $__________________
     5.   Balance of 20% over 90 day accounts                        $__________________
     6.   Concentration Limits                                       $__________________
     7.   Foreign Accounts                                           $__________________
     8.   Governmental Accounts                                      $__________________
     9.   Contra Accounts                                            $__________________
     10.  Demo Accounts                                              $__________________
     11.  Intercompany/Employee Accounts                             $__________________
     12.  Other (please explain on reverse)                          $__________________
     13.  TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                       $__________________
     14.  Eligible Accounts (#3 minus #13)                                           $__________________
     15.  LOAN VALUE OF ACCOUNTS (80% of #14)                                        $__________________

 BALANCES
     16.  Maximum Loan Amount                                                        $10,000,000
     17.  Total Funds Available [Lesser of #15 or #16]                               $__________________
     18.  Present balance owing on Line of Credit                                    $__________________
     19.  Outstanding under Sublimits ( )                                            $__________________
     20.  RESERVE POSITION (#17 minus #18 and #19)                                   $__________________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Imperial Bank.



NVIDIA CORPORATION


By:  ___________________________________
         Authorized Signer

                                   EXHIBIT D
                            COMPLIANCE CERTIFICATE

TO:       IMPERIAL BANK

FROM:     NVIDIA CORPORATION

          The undersigned authorized officer of NVIDIA Corporation hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

 Please indicate compliance status by circling Yes/No under "Complies" column.

     Reporting Covenant                           Required                      Complies
     ------------------                           ------------------------      --------
     10Q, 10K                                     Within 5 days of filing       Yes         No
     Compliance Certificate                       Quarterly within 50 days      Yes         No


     When Credit Extensions * $5,000,000
     -----------------------------------
     A/R & A/P Agings                             Monthly within 20 days        Yes         No
     Borrowing Base Certificate                   Monthly within 20 days        Yes         No
     Audits                                       Annual                        Yes         No

     If Credit Extensions are less than $5,000,000, A/R, A/P and BBC and any other required collateral reporting will not be required; provided that A/R, A/P, and BBC and all other required collateral reporting are provided one week prior to borrowing.

     Financial Covenant  Required                 Actual         Complies
     ------------------  ---------                ------         -------
     Maintain on a Quarterly Basis:
      Minimum Quick Ratio                         1.25:1.00      ____:1.00           Yes       No
      Maximum Total Liabilities-TNW               1.00:1.00      ____:1.00           Yes       No
     Profitability                                $1.00          $________           Yes       No

Comments Regarding Exceptions:  See Attached.    --------------------------------------------------

                                                               BANK USE ONLY
Very truly yours,
                                                    Received by:_______________________________
______________________________________________                Authorized Signer
Signature
                                                    Date:______________________________________
______________________________________________
Title                                               Verified:__________________________________
                                                              Authorized Signer

                                                    Date:______________________________________


                                                    Compliance Status:                Yes    No


                                                 --------------------------------------------------

* Greater than

                        CORPORATE RESOLUTIONS TO BORROW

--------------------------------------------------------------------------------

Borrower:      NVIDIA CORPORATION

--------------------------------------------------------------------------------

          I, the undersigned Secretary or Assistant Secretary of NVIDIA Corporation (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the state of its incorporation.

          I FURTHER CERTIFY that at a meeting of the Directors of the Corporation duly called and held, at which a quorum was present and voting, (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

          I FURTHER CERTIFY that attached hereto are true and correct copies of the Memorandum and Articles, as amended, of the Corporation, each of which is in full force and effect as of the date hereof.

          BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:


        NAMES                  POSITIONS                  ACTUAL SIGNATURES
----------------------    ------------------------      ----------------------

______________________    ________________________      ______________________
______________________    ________________________      ______________________
______________________    ________________________      ______________________
______________________    ________________________      ______________________
______________________    ________________________      ______________________

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

          Borrow Money. To borrow from time to time from Imperial Bank ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Amendment to Loan and Security Agreement dated as of July 30, 1999 (the "Amendment").

          Execute Amendment. To execute and deliver to Bank the Amendment, and also to execute and deliver to Bank one or more renewals, extensions, modifications, consolidations, or substitutions therefor.

          Grant Security. To grant a security interest to Bank in the Collateral described in the Amendment, which security interest shall secure all of the Corporation's Obligations, as described in the Amendment.

          Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

          Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

          BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

          I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

          IN WITNESS WHEREOF, I have hereunto set my hand on July 30, 1999 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                    CERTIFIED TO AND ATTESTED BY:


                                    X______________________________________

________________________________________________________________________________

                                 IMPERIAL BANK

                                  Member FDIC

                        ITEMIZATION OF AMOUNT FINANCED

                           DISBURSEMENT INSTRUCTIONS

                                  (Revolver)


               Name(s): NVIDIA CORPORATION    Date: July 30, 1999

$ credited to deposit account No. ________ when Advances are requested or by wire transfer or cashiers check

Amounts paid to others on your behalf:

$15,000.00             to Imperial Bank for Loan Fee

$                      to Bank counsel fees and expenses

$                      TOTAL (AMOUNT FINANCED)

                    Upon consummation of this transaction, this document will also serve as the authorization for Imperial Bank to disburse the loan proceeds as stated above.


__________________________________             _________________________________

          Signature                                          Signature